UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                                  June 12, 2006
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)



      Michigan                          001-32428                     30-0030900
(State or other jurisdiction      (Commission File Number)         (IRS Employer
 of incorporation)                                           Identification No.)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


TABLE OF CONTENTS

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 8.01  Other Events
Item 9.01  Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
99.1 Press Release dated June 12, 2006 regarding hiring J. Stanley Baumgartner, Jr. as Vice President and Chief Financial Officer.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     The Registrant entered into an employment agreement with J. Stanley Baumgartner, Jr. as of June 7, 2006 to be the Registrant's Vice President and Chief Financial Officer, the term of which is to begin on June 26, 2006. The terms of Mr. Baumgartner's employment were described in a Current Report on Form 8-K filed by the Registrant on June 9, 2006. Mr. Baumgartner had previously been Corporate Controller for Wesco Distribution International, a NYSE-listed Fortune 500 distributor of electrical supply products. From 2003 to 2005, he was Division Controller for Timken Corporation, a NYSE-traded Fortune 500 manufacturer of bearings and alloy steels, overseeing the financials of the global automotive group. From 2000 to 2003, Mr. Baumgartner was Senior Vice President and Chief Financial Officer for Nasdaq listed ASAT Holdings LTD, a Hong Kong based global manufacturer of semiconductor assembly packages and test services, where he directed the finance, information technology, human resource and investor relations functions. Mr. Baumgartner also spent 12 years at Henkel KGAA, a global manufacturer of consumer and industrial chemicals, in finance and strategic planning functions and oversaw a number of mergers and acquisitions both in the U.S. and internationally. Mr. Baumgartner began his career with Deloitte + Touche and Booz Allen & Hamilton. He has an MBA from Harvard and a BS from Georgia Institute of Technology.

Item 8.01   Other Events

     On June 12, 2006, the Registrant issued a press release with respect to the hiring of J. Stanley Baumgartner, Jr. as its Vice President and Chief Financial Officer. The terms of Mr. Baumgartner's employment were detailed in a Current Report on Form 8-K filed by the Registrant on June 9, 2006.

Item 9.01 Financial Statements and Exhibits

     Exhibit No. Description
     99.1 Press Release dated June 12, 2006 regarding the hiring J. Stanley Baumgartner, Jr. as Vice President and Chief Financial Officer.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TARPON INDUSTRIES, INC.

                                             Date: June 15, 2006

                                             By: /s/ Matthew Soderman
                                             -----------------------------------
                                             Matthew Soderman
                                             Chief Accounting Officer